Exhibit 10.2

*** Certain identified information has been omitted from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed. Such omitted information is indicated by brackets (“[...***...]”) in this exhibit. ***

OMNIBUS AMENDMENT NO. 2 TO INDENTURE AND LETTER OF CREDIT

This OMNIBUS AMENDMENT NO. 2 TO INDENTURE AND LETTER OF CREDIT, dated as of March 30, 2020 (this “Amendment”), is among SCILEX PHARMACEUTICALS INC., a Delaware corporation (the “Issuer”), SORRENTO THERAPEUTICS, INC., a Delaware corporation (the “Parent Guarantor”), U.S. BANK NATIONAL ASSOCIATION, as trustee (in such capacity, together with its successors and assigns in such capacity, the “Trustee”) and collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) under the Indenture (as defined below), and the beneficial owners of the Securities and the Holders listed on the signature pages hereof (collectively, the “Holders”).

RECITALS

WHEREAS, the Issuer, the Parent Guarantor, the Trustee and the Collateral Agent are parties to that certain Indenture, dated as of September 7, 2018 (as modified and supplemented and in effect from time to time, the “Indenture”), pursuant to which the Issuer issued Senior Secured Notes due 2026 in the aggregate principal amount of $224,000,000;

WHEREAS, pursuant to the Indenture, the Parent Guarantor issued to the Issuer that certain Irrevocable Standby Letter of Credit in the maximum aggregate amount of $35,000,000, with a date of issuance of September 7, 2018 (the “Letter of Credit”); and

WHEREAS, the Issuer has requested that the Holders, the Trustee and the Collateral Agent agree to amend the Indenture and the Letter of Credit in certain respects, in each case as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.Definitions.  Except as otherwise defined in this Amendment, terms defined in the Indenture are used herein as defined therein.

Section 2.Amendments.  Each of the parties hereto agrees that, effective on the Effective Date (as defined in Section 5):

(a)The defined term “Additional Amount” is hereby added in alphabetical order to Section 1.01 of the Indenture as follows:

“Additional Amount” means, for each full calendar month, commencing June 2020 and ending March 2021, in which the Issuer does not have [...***...], an amount equal to $100,000 per month up to $1,000,000 in the aggregate; provided, however, that the Trustee and each Holder shall have received written notice from the Issuer promptly following the Issuer’s entry into such [...***...]; provided, further, that, for the avoidance of doubt and notwithstanding the foregoing, the ability of the Issuer to Incur such  [...***...] and the

[...***...] shall have been separately consented to and approved in accordance with the terms of Section 9.02 of the Indenture; provided, further, that the Holders shall not unreasonably withhold or delay consent to such [...***...] on terms substantially similar to those in [...***...]; provided, further, that such [...***...] does not require [...***...].

(b)The definition “Minimum Cash Provision” in Section 1.01 of the Indenture is hereby deleted in its entirety and replaced with the following:

“Minimum Cash Provision” means the provision set forth in the Letter of Credit specifying the amount that the Issuer is required to hold in Cash Equivalents in the Collateral Account and other bank accounts, as of the end of any calendar month, in order not to trigger a drawing condition under the Letter of Credit, which amount is at least $29,000,000 for the month ending March 31, 2020 through and including the month ending March 31, 2021, and for each month ending thereafter, at least $35,000,000 plus the Additional Amount, if any.

(c)The reference to “$25,000,000” in the second sentence of clause (c) of Section 4.25 of the Indenture and in the second sentence of clause (d) of Section 4.25 of the Indenture is hereby deleted and replaced in both sentences with the phrase “$25,000,000 plus the Additional Amount (if any)”.

(d)The following new clause (e) is added to Section 4.25:

(e)The Issuer shall deposit, or cause to be deposited, the Additional Amount, if any, into the Collateral Account on or before April 1, 2021.

(f)Section 4.02(l) of the Indenture is hereby deleted in its entirety and replaced with the following:

(1)Monthly Net Sales and Financial Reports.  The Issuer shall deliver to the Trustee and each Holder no later than (i) ten Business Days after the end of each calendar month, (A) an Officers’ Certificate setting forth Net Sales of the Product for such calendar month, the number of units of the Product sold during such calendar month and the calculation showing the reconciliation of gross worldwide sales of the Product for such calendar month to Net Sales of the Product for such calendar month and (B) a screen shot of the cash balance held in each account of the Issuer as of the end of such month, and (ii) the end of each calendar month, an unaudited, internal consolidated balance sheet of the Issuer and its Subsidiaries, if any, as of the end of the immediately preceding calendar month, and the related consolidated statement of income of the Issuer and its Subsidiaries, if any, in each case, prepared and presented on a basis generally consistent with other similar reporting required hereunder for unaudited financials.

(g)Clause (B1) of Exhibit 1 of the Letter of Credit is hereby deleted in its entirety and replaced with the following two paragraphs, each of which shall be an independent drawing condition for the Letter of Credit:

[(B1a) Scilex has failed to hold, as of the end of the most recently ended calendar month, commencing with the month ending March 31, 2020 through and including the month ending March 31, 2021, at least US$29,000,000 in (i) Cash Equivalents in the Collateral Account and (ii) aggregate unrestricted Cash Equivalents in bank accounts other than the Collateral Account.]

or

[(B1b) Scilex has failed to hold, as of the end of the most recently ended calendar month, commencing with the month ending April 30, 2021, (x) at least US$35,000,000 plus an additional amount (collectively, the “Additional Amount”) equal to US$100,000 for each full calendar month, commencing June 2020 and ending March 2021, in which Scilex does not have [...***...] in (i) Cash Equivalents in the Collateral Account (including the Additional Amount, if any) and (ii) aggregate unrestricted Cash Equivalents in bank accounts other than the Collateral Account and (y) at least US$25,000,000 plus the Additional Amount, if any, in Cash Equivalents in the Collateral Account.]

Section 3.Representations and Warranties of the Issuer and the Parent Guarantor.  Each of the Issuer and the Parent Guarantor represents and warrants as follows:

(a)as of the date hereof, the representations and warranties contained in the Indenture, the Securities, the Collateral Agreement, the Purchase Agreements or in any Security Document (each as amended hereby) are true and correct in all material respects as though made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates;

(b)as of the date hereof, no event has occurred and is continuing that constitutes a “Default” or “Event of Default” under the Indenture, the Securities or any Security Document, and the execution, delivery and performance of this Amendment will not cause or constitute any such Default or Event of Default under the Indenture, the Securities or any Security Document, as amended hereby;

(c)as of the date hereof, the Issuer has accounts receivable of at least $6,000,000 (net of any amounts which have been disputed in writing) that are not more than 45 days past the due date therefor and that the Issuer reasonably believes are imminently collectible;

(d)an amount not less than $6,000,000 shall be used solely for the Commercialization of ZTlido™ (lidocaine topical system 1.8%), whether marketed under this name or any other name, regardless of the purpose for which such product is marketed or sold (for the avoidance of doubt, excluding ZTlido™ (lidocaine topical system 5.4%), any similar product with a concentration of not less than 5% and any other future iterations, improvements or modifications of ZTlido™ (lidocaine topical system 1.8%) made, developed or licensed (or sub-licensed) by the Issuer or any of its Affiliates or licensees (or sub-licensees)); and

(e)each of the Issuer and the Parent Guarantor has duly authorized, executed and delivered this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Issuer and the Parent Guarantor enforceable against such person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

Section 4.Representations and Warranties, and Covenant, of the Holders.

(a)Representations and Warranties.  Each Holder hereby represents and warrants, with respect to itself, to each of the Trustee and the Collateral Agent that as of the date hereof (i) such Holder owns or beneficially owns, respectively, the principal amount of the Securities set forth opposite such Holder’s name under the column heading “Principal Amount of Securities” in Schedule 1 attached hereto and, if such Securities are beneficially owned through the book-entry system of The Depository Trust Company, then such Securities are held through The Depository Trust Company participant set forth opposite such Holder’s name under the column heading “Depository Trust Company Participant Name and Number” in Schedule 1 attached hereto (and if nothing is set forth opposite such Holder’s name under the column heading “Depository Trust Company Participant Name and Number” in Schedule 1 attached hereto then such Holder does not hold such Securities through the book-entry system of The Depository Trust Company), (ii) the CUSIP Number of such Securities that are beneficially owned by such Holder are set forth opposite such Holder’s name under the column heading “CUSIP No.” in Schedule 1 attached hereto, (iii) such Holder is not the Issuer, the Parent Guarantor or a Subsidiary of the Issuer or the Parent Guarantor, (iv) such Holder has the full power and authority to provide this Amendment with respect to such Securities that are owned or beneficially owned by such Holder and (v) this Amendment has been duly executed and delivered by such Holder, and this Amendment constitutes a legal, valid and binding obligation of such Holder enforceable against such Holder in accordance with its terms.

(b)Covenant.  Each Holder (on a several and not joint basis) agrees to indemnify and hold harmless the Trustee and the Collateral Agent from and against any and all damages, losses, costs and expenses (including, without limitation, legal fees and expenses) arising or resulting from reliance upon the representations and warranties by such Holder set forth in this SECTION 4.

Section 5.Effectiveness.  This Amendment shall become effective as of the date that the Trustee shall have received (i) counterparts of this Amendment executed by the Trustee, the Issuer, the Parent Guarantor and the Collateral Agent, and (ii) counterparts of this Amendment executed by all the Holders of the then outstanding Securities (such date, the “Effective Date”).

Section 6.Effect on the Indenture, Letter of Credit, Securities, Purchase Agreement and Security Documents.

(a)On and after the Effective Date each reference in the Indenture to “this Indenture,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Letter of Credit, the Securities, the Purchase Agreement or any Security Documents to the Indenture, shall mean and be a reference to the Indenture as amended hereby.

(b)On and after the Effective Date each reference in the Letter of Credit to “this Letter of Credit,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Indenture, the Securities, the Purchase Agreement or any Security Documents to the Letter of Credit, shall mean and be a reference to the Letter of Credit as amended hereby.

(c)Except as specifically amended above, the Indenture, the Letter of Credit, the Securities, the Purchase Agreement and the Security Documents shall remain in full force and effect and are hereby ratified and confirmed.

(d)Except as set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Trustee, the Collateral Agent or any of the Holders under the Indenture, the Letter of Credit, the Securities, the Purchase Agreement or any of the Security Documents, nor constitute a waiver of any provision thereof.

(e)None of the Trustee, the Collateral Agent or any Holder is under any obligation to enter into or consent to this Amendment.  The entering into of this Amendment by the Trustee and the Collateral Agent and any consent to this Amendment by any Holder shall not be deemed to limit or hinder any rights of any such party under the Indenture, the Letter of Credit, the Securities, the Purchase Agreement or any Security Document, nor shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Parent Guarantor or the Issuer, on the other hand, with regard to any provision thereof.

Section 7.Authorization of Trustee and Collateral Agent.  Each of the Trustee and the Collateral Agent is hereby authorized, empowered and directed by the undersigned to execute and deliver this Amendment and to execute any documents or take any actions reasonably necessary in order to effectuate this Amendment.

Section 8.General Authorization.  Any and all actions heretofore or hereafter taken by the Trustee, the Collateral Agent, the Issuer, the Parent Guarantor and/or any officer, director, member, manager, partner, employee, contractor, Affiliate, attorney, representative and/or agent of any of the foregoing consistent with the intent and purpose of the matters approved or consented to in this Amendment are hereby ratified, confirmed, approved and consented to in all respects.

Section 9.Execution in Counterparts; Facsimile Signatures.  The parties may sign any number of copies of this Amendment.  Each signed copy shall be an original, but all of them together represent the same agreement.  The exchange of copies of this Amendment and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Amendment as to the parties hereto and may be used in lieu of the original Amendment for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 10.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

Section 11.Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

Section 12.Headings.  The headings of the Sections of this Amendment have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 13.Binding Effect and Notice.  After the Effective Date, this Amendment shall bind each Holder (and such Holder’s successors and assigns) and every subsequent owner or beneficial owner of the Securities described on Schedule 1 attached hereto (or portion thereof that evidences the same debt as such Securities).  Any and all notice required to take any action in adopting this Amendment is hereby waived.  Each Holder acknowledges that this Amendment constitutes the required notice of this Amendment pursuant to Section 9.02(b) of the Indenture.  Each Holder and beneficial owner signatory hereto further agrees that such Holder’s or beneficial owner’s consent to this Amendment, and waiver of the applicable Indenture provisions expressly provided herein, shall not be revoked by such Holder or beneficial owner, and may not be revoked by any successors or assigns of such Holder or beneficial owner, prior to the Effective Date, notwithstanding the provisions of Section 9.03 of the Indenture.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

ISSUER:

SCILEX PHARMACEUTICALS INC.

By:	/s/ Jaisim Shah
Name:	Jaisim Shah
Title:	Chief Executive Officer

PARENT GUARANTOR:

SORRENTO THERAPEUTICS, INC.

By:	/s/ Henry Ji, Ph.D.
Name:	Henry Ji, Ph.D.
Title:	President, Chief Executive Officer and Chairman of the Board

[Signature Page to Omnibus Amendment No. 2 to Indenture and Letter of Credit]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Alison D.B. Nadeau
Name:	Alison D.B. Nadeau
Title:	Vice President

COLLATERAL AGENT:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Alison D.B. Nadeau
Name:	Alison D.B. Nadeau
Title:	Vice President

[Signature Page to Omnibus Amendment No. 2 to Indenture and Letter of Credit]

SCHEDULE 1

Name	Depository Trust Company Participant Name and Number	Principal Amount of Securities	CUSIP No.

LEGAL_US_W # 102429897.2